UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund

ANNUAL REPORT
October 31, 2010

Not authorized for distribution unless preceded or accompanied by a current Fund prospectus.

RNC Genter Dividend Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19

RNC Genter Dividend Income Fund

Dear Shareholder:

The RNC Genter Dividend Income Fund had what we feel was a successful first full fiscal year, with a return of 15.79% for the year ended October 31, 2010. This compares to the Fund’s primary benchmarks, the Russell 1000 Value Index1 return of 15.71%, and the MSCI US Investable Market High Dividend Yield Index2 return of 20.58%. The broad S&P 500® Index3 returned 16.52%. Since the Fund’s inception on December 31, 2008 through October 31, 2010, the average annual return for the Fund was 15.01% and for the Russell 1000 Value, MSCI US Investable Market High Dividend Yield and S&P 500 Indexes was 14.82%, 15.73% and 16.52%, respectively. The performance returns for the Fund reflect a fee waiver in effect.  In the absence of such waiver, the returns would be reduced.  The Fund’s gross expense ratio, as shown in the fund’s prospectus dated March 1, 2010, was 14.14%. The Fund’s net expense ratio was 1.25%.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2013, and it may be terminated before that date only by the Board of Trustees. The performance data quoted here represents past performance. Past performance does not guarantee future results.  The investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  Investors may obtain performance information current to the most recent month-end by calling 1-877-5GENTER. A redemption fee of 2.00% may be imposed on redemptions of shares you have owned for 30 days or less.  Please see the prospectus for more information.

Using the indexes and strategies below as a representation of the performance of the market, the recent broad market surge was led by domestic small- and mid-cap, lower quality and growth oriented stocks.

Index/Strategy	Fiscal Fourth Quarter Aug. 1 – Oct. 31 , 2010	Year-To-Date Jan. 1 – Oct. 31, 2010

Standard & Poor’s 500 Index	7.97%	7.84%

Russell 2500 Growth Index (small cap stocks)[4]	10.06%	15.26%
Merrill-Lynch (B or Worse) Quality Index[5]	9.31%	15.08%
Russell 1000 (large cap) Growth Index[6]	10.52%	9.35%

On the other hand, higher quality large cap stocks generally have lagged.

Russell 1000 (large cap) Value Index	6.24%	7.63%
Merrill-Lynch (A) Quality Index[7]	7.40%	11.61%
100 Highest S&P Market Cap[8]	8.32%	3.45%
S&P 500 Value[9]	5.36%	6.85%

Calendar year to date the RNC Genter Dividend Income Fund is up 8.00%.  The Fund is comprised of dividend paying, mostly large cap stocks.  With the continued advancement of the equity markets, we feel the Fund has provided above average returns considering the portfolio’s lower beta to general market movements.  We have structured the Fund with the intent to give investors lower market risk by focusing on stable, income generating equity investments.

Over the year investors have seen increased volatility as the initial surge in equity prices was met with concerns due to increased risk of foreign governments defaulting. As this risk subsided investors faced lower than expected domestic growth. The Fed has announced “QE2” in an effort to create excess liquidity to battle deflation while at the same time helping to enhance employment.  With the markets facing this seesaw between macro economic events and the actions taken by central banks, the S&P 500 has had two 17% upward moves and two periods of greater than 10% falls.

At this point in the recovery we believe dividend paying stocks offer the best combination of total return and income.  With 10-year treasuries yielding just 2.6% as of October 31st, their potential total return seems limited.  Income orientated investors are also looking for income growth and the RNC Genter Dividend Income Fund provides a relatively high level of income and growth in income as demonstrated by the fact that for the ten months ending October 31, 2010, gross dividend income was 7.6% higher than for the same period in 2009. We also feel that if inflation starts to hit the market, equity securities are a better investment compared to fixed income securities.

We think dividends will remain a significant part of investors’ total return. We believe that the current infatuation with aggressive, no or low yielding assets will pass or even reverse. Accordingly, we are content to be the tortoise and seek slow and steady progress.

Sincerely,
James “Rocky” Barber

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

1  The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2 The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.

3 The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

4 The Russell 2500 Growth Index is an index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

5  The Merrill-Lynch (B or Worse) Quality Index measures the price performance of the subset of “B or Worse” rated securities within the BofA/ML universe of approximately 1600 securities.

6  The Russell 1000 Index (large cap) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

7  The Merrill-Lynch (A) Quality Index measures the price performance of the subset of “A” rated securities within the BofA/ML universe of approximately 1600 securities.

8  100 Highest S&P Market Cap measures the price performance of highest 100 market cap securities within the S&P 500 Index.

9  S&P 500 Value Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

Please note that you cannot invest directly in an index.

RNC Genter Dividend Income Fund
FUND PERFORMANCE AND SUMMARY
At October 31, 2010

This graph compares a hypothetical $10,000 investment in the Fund made at its inception with a similar investment in the Russell 1000 Value Index and and MSCI US Investable Market High Dividend Yield Index.
Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The MSCI US Investable Market High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI US Investable Market Index and:

•Include only securities that offer a meaningfully higher than the average dividend yield and pass dividend sustainability and persistence screens,
•Offer broad market coverage, and
•Are free float market capitalization weighted to ensure that their performance can be replicated in institutional and retail portfolios.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2010
	One	Since
	Year	Inception*
RNC Genter Dividend Income Fund	15.79%	15.01%
Russell 1000 Value Index	15.71%	14.82%
MSCI US Investable Market High Dividend Yield Index	20.58%	15.73%
* Inception date 12/31/08.

Gross and Net Expense Ratios for the Fund was 10.52% and 1.29%, respectively, as of 10/31/10.
Contractual fee waivers are in effect through March 1, 2013.  Effective January 1, 2010, the contractual expense limitation will be 1.25%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.
Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

RNC Genter Dividend Income Fund
Fund Expenses – October 31, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/10 to 10/31/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/10-10/31/10

Actual Performance	$1,000.00	$1,043.40	$6.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365.  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number
of Shares		Value
	COMMON STOCKS - 94.1%
	CONSUMER DISCRETIONARY - 6.4%
1,400	Genuine Parts Co.	$67,004
700	VF Corp.	58,268
		125,272

	CONSUMER STAPLES - 16.4%
2,200	Altria Group, Inc.	55,924
1,300	Kellogg Co.	65,338
1,000	PepsiCo, Inc.	65,300
1,000	Philip Morris International, Inc.	58,500
1,400	Wal-Mart Stores, Inc.	75,838
		320,900

	ENERGY - 8.3%
1,100	Chevron Corp.	90,871
1,300	Total SA ADR	70,824
		161,695

	FINANCIALS - 12.8%
1,100	Aflac, Inc.	61,479
1,300	Chubb Corp.	75,426
2,500	Marsh & McLennan Cos., Inc.	62,450
900	Travelers Cos., Inc.	49,680
		249,035

	HEALTH CARE - 16.3%
1,700	Abbott Laboratories	87,244
2,860	Bristol-Myers Squibb Co.	76,934
1,400	Johnson & Johnson	89,138
1,100	Novartis AG ADR	63,745
		317,061

	INDUSTRIALS - 6.2%
2,700	Pitney Bowes, Inc.	59,238
900	United Parcel Service, Inc., Class B	60,606
		119,844

	INFORMATION TECHNOLOGY - 13.3%
4,000	Applied Materials, Inc.	49,440
3,400	Intel Corp.	68,238
1,700	Microchip Technology, Inc.	54,706
7,900	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	86,189
		258,573

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number
of Shares		Value

	MATERIALS - 2.5%
1,300	Nucor Corp.	$49,686

	TELECOMMUNICATION SERVICES - 7.7%
2,400	AT&T, Inc.	68,400
2,000	CenturyLink, Inc.	82,760
		151,160

	UTILITIES - 4.2%
2,000	SCANA Corp.	81,680

	TOTAL COMMON STOCKS
	(Cost $1,576,149)	1,834,906

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 6.4%
$125,399	Fidelity Institutional Money Market Fund, 0.19%†	125,399

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $125,399)	125,399

	TOTAL INVESTMENTS - 100.5%
	(Cost $1,701,548)	1,960,305
	Liabilities in Excess of Other Assets - (0.5)%	(9,570)
	TOTAL NET ASSETS - 100.0%	$1,950,735

ADR - American Depository Receipt
† The rate quoted is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SECTOR REPRESENTATION - As of October 31, 2010

Sector Breakdown	% of Total Net Assets
Consumer Staples	16.4%
Health Care	16.3%
Information Technology	13.3%
Financials	12.8%
Energy	8.3%
Telecommunication Services	7.7%
Consumer Discretionary	6.4%
Industrials	6.2%
Utilities	4.2%
Materials	2.5%
Total Long-Term Investments	94.1%

Short-Term Investment	6.4%
Total Investments	100.5%
Liabilities in Excess of Other Assets	-0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2010

ASSETS
Investments in securities, at value (cost $1,701,548)	$1,960,305
Receivables:
Dividends and interest	3,867
From Advisor	11,135
Prepaid expenses	4,579
Total assets	1,979,886

LIABILITIES
Payables:
Distribution fees	411
Administration fees	2,910
Custody fees	1,824
Fund accounting fees	2,070
Transfer agent fees	2,722
Trustees fees	615
Chief Compliance Officer fees	1,406
Accrued other expenses	17,193
Total liabilities	29,151

NET ASSETS	$1,950,735

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,589,650
Accumulated net investment income	180
Accumulated net realized gain on investments	102,148
Net unrealized appreciation on investments	258,757
NET ASSETS	$1,950,735

Net asset value, offering and redemption price per share
[$1,950,735/158,812 shares outstanding]	$12.28

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $1,148)	$70,443
Interest	176
Total income		$70,619

Expenses
Advisory fee	16,342
Distribution fees	4,540
Administration fees	34,000
Transfer agent fees	25,703
Fund accounting fees	23,875
Registration fees	22,999
Audit fees	15,001
Offering costs	5,776
Shareholder reporting expense	5,375
Legal fees	10,482
Custody fees	8,672
Chief compliance officer fees	9,668
Trustees fees and expenses	6,001
Insurance expense	2,356
Miscellaneous	297

Total expenses		191,087
Less: Investment advisory fee waived		(16,342)
Less: Other expenses reimbursed		(151,335)
Net expenses		23,410
Net investment income		47,209

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain on investments		130,704
Net change in unrealized appreciation on investments		87,945
Net realized and unrealized gain on investments		218,649

Net Increase in Net Assets from Operations		$265,858

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period from
	For the Year Ended	December 31, 2008*
	October 31, 2010	to October 31, 2009
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$47,209	$33,776
Net realized gain/(loss) on investments	130,704	(28,556)
Net unrealized appreciation on investments	87,945	170,812
Net increase in net assets resulting from operations	265,858	176,032

Distributions to Shareholders
From net investment income	(47,667)	(33,850)

Capital Transactions
Net increase in net assets derived from net change in outstanding shares (a)	47,406	1,542,956

Total increase in net assets	265,597	1,685,138

NET ASSETS
Beginning of year	1,685,138	-
End of year	$1,950,735	$1,685,138

Accumulated net investment income	$180	$638

(a) A summary of share transactions is as follows:

			December 31, 2008*
	For the Year Ended		through
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	45	$500	151,007	$1,509,661
Shares reinvested	4,085	46,906	3,675	33,295
Shares redeemed	-	-	-	-
Net increase	4,130	$47,406	154,682	$1,542,956

*The Fund commenced operations on December 31, 2008.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout the Period

		For the Period from
	For the Year Ended	December 31, 2008*
	October 31, 2010	to October 31, 2009

Net asset value, beginning of period	$10.89	$10.00
Income from Investment Operations
Net investment income	0.31	0.22
Net realized and unrealized gain on investments	1.39	0.89
Total from investment operations	1.70	1.11

Less Distributions:
From net investment income	(0.31)	(0.22)
Total distributions	(0.31)	(0.22)

Net asset value, end of period	$12.28	$10.89

Total return	15.79%	11.60	% †

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,951	$1,685

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	10.52%	14.14	% ‡
After fees waived and expenses absorbed #	1.29%	1.50	% ‡
Ratio of net investment income to average net assets	2.60%	2.68	% ‡

Portfolio turnover rate	32%	33	% †

*	The Fund commenced operations on December 31, 2008.
†	Not annualized.
‡	Annualized.
#	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.25% effective Janaury 1, 2010, and 1.50% for the period prior to January 1, 2010. See Note 3.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,933, which were amortized over a one-year period from December 31, 2008 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax year of 2009, or expected to be taken in the Fund’s 2010 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  Effective January 1, 2010, the Advisor has contractually agreed to waive its fees and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.25% of the Fund's average daily net assets until March 1, 2013.  Prior to January 1, 2010, the Advisor contractually agreed to limit annual operating expenses to 1.50% of the Fund’s average daily net assets.

For the year ended October 31, 2010, the Advisor waived all of its advisory fees $16,342 and reimbursed other expenses of $151,335.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred.  At October 31, 2010, the amount of these potentially recoverable expenses was $326,920.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of October 31, 2010, the Advisor may recapture a portion of the following amounts no later than the dates stated below:

October 31, 2012	$159,243
October 31, 2013	167,677

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2010, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2010, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,701,548

Gross unrealized appreciation	285,200
Gross unrealized depreciation	(26,443)

Net unrealized appreciation	$258,757

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$21,525
Undistributed long-term capital gains	80,803
Accumulated earnings	102,328
Accumulated capital and other losses	0
Unrealized appreciation	258,757
Total accumulated earnings	$361,085

The tax character of distributions paid during the fiscal year ended October 31, 2010 and the fiscal year ended October 31, 2009 were as follows:

	October 31, 2010	October 31, 2009
Distribution paid from:
Ordinary income	$47,667	$33,850
Net long-term capital gains	—	—
Total taxable distributions	$47,667	33,850

Total distributions paid	$47,667	$33,850

During the year ended October 31, 2010, the Fund uitilized $28,556 of its capital loss carryover.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

Note 5 - Investment Transactions
For the year ended October 31, 2010, purchases and sales of investments, excluding short-term investments, were $619,858 and $553,627, respectively.

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the year ended October 31, 2010, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments in Securities
Common Stock[1]	$1,834,906	-	-	$1,834,906
Short-term Investments	125,399	-	-	125,399
Total Investments in Securities	$1,960,305	-	-	$1,960,305

* In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. The Fund did not hold any level 2 securities during the period.

**The Fund did not hold any level 3 securities during the period.

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 9 – Accounting Pronouncement:
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the RNC Genter Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2008 (commencement of operations) to October 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Fund as of October 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 31, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 28, 2010

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2010, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2010, 95.05% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-5GENTER.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	31	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration and Continuation of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 13-14, 2010, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and RNC Genter Capital Management (the “Investment Advisor”) with respect to the RNC Genter Dividend Income Fund series of the Trust (the “Fund”) for a one-year period ending December 30, 2011.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund.

Background
In advance of the meeting, the Board received information about the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for the Board’s consideration of the proposed renewal of the Advisory Agreement. At the meeting, representatives of the Investment Advisor made a presentation to the Board and discussed certain information it had provided in advance of the meeting, as well as other more current information, and the Board asked questions of the representatives of the Investment Advisor.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement with respect to the Fund, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided to the Fund by the Investment Advisor and discussed the specific responsibilities of the Investment Advisor under the Advisory Agreement.  In addition, the Board considered the background, qualifications, education and experience of the Investment Advisor’s key portfolio management and operational personnel; its overall financial position; its resources and efforts to retain and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board and the Independent Trustees determined that the nature, extent and quality of the services provided by the Investment Advisor were satisfactory.

Investment Performance
The Board reviewed information provided by MFAC comparing the Fund’s performance to the returns of its benchmark indexes for the current quarter and year-to-date, one-year and since-inception periods ended July 31, 2010.  The Board noted that the Fund’s performance was higher than the returns of its benchmark indexes for the current quarter and generally close to the returns of those indexes for the since-inception period.  The Board considered that indexes do not reflect fund operating expenses.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

In addition, the Board considered a comparison of the performance of the Fund to the performance of a peer group of funds selected by MFAC for the three-month, year-to-date, one-year and since inception periods ended July 31, 2010.  The Board observed that the performance of the Fund was higher than the average of its peer group funds for the three-month and year-to-date periods.  The Board and the Independent Trustees determined that overall the Fund’s performance, particularly since inception, was good.

Advisory Fees and Expense Ratio
The Board considered a comparison of the fees and expenses of the Fund to the fees and expenses of its peer group of funds.  The Board noted that although the Fund’s advisory fee was slightly higher than the peer group average, the Fund’s total expense ratio was significantly lower than the peer group average.  The Board considered, however, the relatively small size of the Fund’s assets compared to the peer group average.  The Board also reviewed the fees charged by the Investment Advisor to its other clients and noted that the Fund’s fees appeared to be within the range of the fees of the Investment Advisor’s other accounts.  The Board also considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses.  The Board and the Independent Trustees determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services provided by the Advisor.

Profitability and Economies of Scale
The Board considered information relating to the Investment Advisor's costs and profitability with respect to its management of the Fund’s assets, and noted that because the Fund’s total expenses had been over its expense cap since inception, the Investment Advisor had received no net revenues from the Fund.  The Board also noted that at the Fund's current asset levels, significant economies of scale were unlikely in the near term.  The Board also considered other benefits received by the Investment Advisor as a result of its relationship with the Fund, including intangible benefits such as any favorable publicity.

Conclusion
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders and approved the continuation of the Advisory Agreement for an additional one-year period.

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)   /s/ John P. Zader
   John P. Zader, President

Date   January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ John P. Zader
   John P. Zader, President

Date   January 6, 2011

By (Signature and Title)   /s/ Rita Dam
   Rita Dam, Treasurer

Date   January 6, 2011